Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.

AMENDMENT NO. 1 TO PURCHASE ORDER DATED DECEMBER 30, 2025

This Amendment No. 1 (“Amendment”) is entered into as of the last signature below (the “Amendment Effective Date”) by and between Cerebras Systems Inc. (“Cerebras”) and Mohamed bin Zayed University of Artificial Intelligence (“MBZUAI”) and amends the Purchase Order dated December 30, 2025 between Cerebras and MBZUAI (the “Original PO”). Capitalized terms not defined herein have the meanings set forth in the Original PO.

WHEREAS, the parties previously entered into the Original PO, which provides for MBZUAI’s purchase of [***] of AI compute capability configured for inference applications, which at such time translated to [***] CS-3 systems each configured for inference applications (each an “Inference System”) which were grouped into [***] inference clusters, with each inference cluster comprising [***] Inference Systems and associated supporting equipment (each an “Inference Cluster”);

WHEREAS, the parties desire to amend the Original PO to substitute certain of the Inference Systems contemplated thereunder for a cluster of [***] CS-3 systems configured for training and inference applications and associated supporting equipment (each such CS-3 system a “Training+Inference System” and the [***]-system cluster, the “Training+Inference Cluster”);

WHEREAS, the total contract value of the Original PO and the unit cost of the Inference Systems will remain unchanged, but the number of Inference Systems purchased thereunder shall decrease to account for the higher cost of the Training+Inference Cluster;

WHEREAS, the Training+Inference Cluster is intended for [***] and is not intended to be deployed, operated or otherwise used by MBZUAI in the United States;

WHEREAS, MBZUAI is acquiring the Training+Inference Cluster from Cerebras for [***]; and

WHEREAS, the Training+Inference Cluster is not intended to be supplied, and no installation services are intended to be performed, nor are any software subscriptions for the Training+Inference Cluster intended to be delivered to, shipped through, imported into, or made available for use or enjoyment in, the United Arab Emirates.

WHEREAS, the Amendment amends certain other terms of the Original PO, all as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

1.Number of Systems. In lieu of [***] Inference Systems, the Original PO is hereby amended to provide for the purchase and sale of: (1) [***] Training+Inference Systems and (2) [***] Inference Systems.

2.Pricing. The pricing set forth in the “Goods” section of the Original PO (duplicated below under the “Original PO” column heading) is hereby amended to be the amounts set forth under the “Amendment” column heading below, but the aggregate “Goods Fee” shall remain unchanged at [***]:

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LEGAL_AMERICAS # 603240005.6

	Original PO	Amendment
	[***] Inference Systems	[***] Inference Systems	[***] Training+Inference Systems
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Subtotal	[***]	[***]	[***]

Goods Fee	[***]	[***]

3.Subscription and Warranty Period. For the Training+Inference Cluster only, the Subscription Period and Warranty Period shall be [***].

4.Installation. For the Training+Inference Cluster only, Cerebras shall perform the installation services as part of a separate service agreement, in which case the cost of the installation services ([***]) shall be due under the separate services agreement and not due hereunder.

5.Delivery Location. For the Training+Inference Cluster only, the Delivery Location shall be the storage facility located at [***]. Upon delivery to the Delivery Location, ownership, title, risk of loss and control of the Training+Inference Cluster shall transfer to MBZUAI, notwithstanding any installation/acceptance requirement. [***] Cerebras shall assist with the foregoing by serving as exporter of record contingent upon Cerebras receiving all required information [***].

6.Definitions. The definition of “Taxes” is revised as follows: “Taxes” means any sales tax, use tax, value added tax, goods and services tax, excise tax, customs or import duty, levy, surcharge, cess or other similar tax or governmental charge imposed by any governmental authority including fiscal, customs or other competent authority in connection with the sale, supply, importation, customs clearance or delivery of the Goods at the Delivery Location, excluding (i) any taxes imposed on or measured by the Supplier’s net income, profits or gains, (ii) Shipping charges, and (iii) any amounts expressly included within the definition of “Incremental Tariffs”.

7.Effect of Amendment. The terms of the Original PO remain unchanged and in full force and effect except as expressly amended by this Amendment. This Amendment and the Original PO shall hereafter be read and construed together as a single document, and all references in the Original PO to such Original PO shall hereafter refer to the Original PO as amended by this Amendment. In the event of a conflict between this Amendment and the Original PO, the terms of this Amendment control as to its subject matter.

8.Counterparts. This Amendment may be executed in counterparts, each an original, together constituting one instrument. Execution may be effected by delivery of electronic signature pages.

LEGAL_AMERICAS # 603240005.6

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth below.

Cerebras Systems Inc.	Mohamed bin Zayed University of Artificial Intelligence
By: /s/ Andrew Feldman	By: /s/ Richard Morton
Name: Andrew Feldman	Name: Richard Morton
Title: CEO	Title: Director
Date: 9/18/2026	Date: 9/18/2026

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LEGAL_AMERICAS # 603240005.6